                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): 6 December 2000


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


             Bermuda                   000-29207                   N/A
-------------------------------  -----------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
       Incorporation)                                     Identification Number)


              Cedar House, 41 Cedar Avenue, Hamilton HM12, Bermuda
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (441) 296-0909
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                    n/a
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

            On 7 December 2000, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing that on 6 December 2000 FLAG Atlantic Holdings Limited ("FLAG"), a subsidiary of the Company, closed the acquisition from GTS TransAtlantic Holdings, Ltd. ("GTS") of GTS' 50% interest in FLAG Atlantic Limited.

            This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

            Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

Exhibit
  No.            Description
-------          -----------

  99.1           Press Release dated 7 December 2000 of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FLAG TELECOM HOLDINGS LIMITED



                              By: /s/ Stuart Rubin
                                  ------------------------------
                                  Stuart Rubin
                                  GENERAL COUNSEL AND
                                  SECRETARY


Dated:  11 December  2000

                                  EXHIBIT INDEX

Exhibit
   No.            Description
-------           -----------


 99.1             Press Release dated 7 December 2000 of FLAG Telecom Holdings
                  Limited